UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): February 22, 2005

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION


             (Exact name of Registrant as specified in its charter)



           Delaware                     0-26224                 51-0317849
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)



                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

     (Registrant's telephone number, including area code): (609)-275-0500

                                Not Applicable
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]Written communications pursuant to Rule 425 under the Securities Act
  (17 CFR 230.425)

[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act
  (17 CFR 240.14a-12)

[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))

[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

 (a) On February 22, 2005, the Board of Directors of Integra LifeSciences Holdings Corporation (the "Company") amended the Company's Amended and Restated By-Laws to (1) permit the electronic transmission of notice to consenting stockholders pursuant to Section 232(a) of the General Corporation Law of the State of Delaware, (2) authorize the Board of Directors to adopt a resolution permitting electronic voting by the Company's stockholders via a secure method of transmission, as permitted by Section 211(e) of the General Corporation Law of the State of Delaware, (3) modify the method by which matters to be voted upon by stockholders (other than the election of directors) are approved from a majority in voting power of the shares present in person or represented by proxy to a majority in voting power of the shares present in person or represented by proxy and entitled to vote upon the matter presented and (4) make certain technical corrections.

The Amended and Restated By-Laws of the Company, as amended on February 22, 2005, are attached as Exhibit 3.1 to this Current Report on Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number        Description of Exhibit

3.1 Amended and Restated By-Laws of Integra LifeSciences Holdings Corporation, as amended February 22, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                 INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: February 24, 2005               By: /s/ Stuart M. Essig
                                          -----------------------------
                                          Stuart M. Essig
                                          President and Chief Executive Officer

                                  Exhibit Index


Exhibit Number        Description of Exhibit

3.1 Amended and Restated By-Laws of Integra LifeSciences Holdings Corporation, as amended February 22, 2005